                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              September 14, 2000
                         -----------------------------
                           Date of Report (Date of
                           earliest event reported)


                           ONYX SOFTWARE CORPORATION
            --------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Washington                     0-25361                91-1629814
   ---------------------------  -------------------------  ---------------------
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)

      3180 139/th/ Avenue SE, Suite 500, Bellevue, Washington  98005-4091
  ------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)

                                (425) 451-8060
  ------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
  ------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On September 18, 2000, Onyx Software Corporation announced that it had entered into a joint venture with Softbank Investment Corporation and Prime Systems Corporation to create Onyx Software Co., Ltd., a Japanese corporation, for the purpose of distributing Onyx's technology and product offerings in Japan. Onyx Japan, which is majority owned and controlled by Onyx Software, is structured as a Japanese venture in order to have the flexibility to take advantage of local investments and Japanese stock market opportunities, as well as for business reasons. Onyx Software Corporation made an initial investment of approximately $4.33 million. A copy of the joint venture agreement is attached as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release relating to the joint venture is attached as Exhibit 99.1.



                                                                          PAGE 1

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

10.1* Joint Venture Agreement dated September 14, 2000, between Onyx Software Corporation and Prime Systems Corporation (filed herewith).

99.1 Onyx Software Corporation press release dated September 18, 2000, announcing Joint Venture Agreement that creates Onyx Japan.

______________________

     *  Confidential treatment requested.
                                                                          PAGE 2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONYX SOFTWARE CORPORATION


Dated: October 23, 2000              By: /s/ Amy Kelleran
                                        ----------------------------------------
                                        Name: Amy Kelleran
                                        Its: Interim Chief Financial Officer and
                                        Treasurer

                                                                          PAGE 3
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                                 EXHIBIT INDEX

Exhibit Number     Description
-----------------  -----------


10.1* Joint Venture Agreement dated September 14, 2000, between Onyx Software Corporation and Prime Systems Corporation (filed herewith).

99.1               Onyx Software Corporation press release dated
                   September 18, 2000, announcing Joint Venture
                   Agreement that creates Onyx Japan.



______________________
     *  Confidential treatment requested.

                                                                          PAGE 4